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UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.    )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒  Definitive Proxy Statement
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☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

NORTH TRACK FUNDS, INC.

(Name of Registrant as Specified in Its Charter)

Not Applicable

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[NORTH TRACK FUNDS, INC. LETTERHEAD]

March 15, 2007

Dear Shareholder:

We are enclosing proxy materials to ask for your vote on several important proposals affecting your North Track Funds, which will be presented at a Special Meeting of Shareholders on April 30, 2007, at 9 a.m. Central Time, at the offices of North Track Funds, 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Board of Directors believes that these proposals are in the best interests of the shareholders of the North Track Funds and unanimously recommends that you vote “FOR” all the proposals presented for your consideration.

At the Special Meeting of Shareholders, you will be asked to approve:

1.	A new investment advisory agreement with Ziegler Capital Management, LLC (“ZCM”) (shareholders of all North Track Funds);

2.	A new sub-advisory agreement with Geneva Capital Management Ltd. (Geneva Growth Fund shareholders only); and

3.	A proposal to change the investment objective of the Dow Jones Equity Income 100 Plus Fund (Dow Jones Equity Income 100 Plus Fund shareholders only).

Each of these proposals is more fully discussed in the enclosed Proxy Statement. We urge you to read carefully the enclosed materials before deciding how to vote on the proposals.

We believe that these proposals, if approved, will be beneficial to you and the Funds. In addition to serving as investment advisor to the North Track Funds, ZCM manages $3.4 billion in assets that in addition to assets of the Funds include other institutional clients, such as corporate pension plans, senior living organizations, hospitals, schools, religious organizations, endowments and foundations. ZCM would like to offer some of the active investment strategies popular with these institutional clients to North Track shareholders as well. The proposed change to the North Track Dow Jones Equity Income 100 Plus represents such an opportunity. If approved, the Fund’s investment strategy will align more closely with a strategy that has been used with institutional clients since 2005 and will offer you the opportunity to incorporate institutional-style investment management into your portfolio.

Your vote is important! Whether or not you expect to attend in person, we urge you to vote your shares. For your convenience you may vote by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote your shares by mail. Sending in your proxy card will not prevent you from voting your stock at the meeting if you desire to do so, as your vote by proxy is revocable at your option. Please read the enclosed Proxy Statement and proxy card for more detailed instructions.

Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs. If you prefer, you can return the enclosed proxy card in the envelope provided. Please do not return the enclosed paper proxy card if you are voting over the Internet or by telephone.

Thank you for your continued confidence in our family of funds.

Very truly yours,

NORTH TRACK FUNDS, INC.

/s/ Brian K. Andrew

Brian K. Andrew
President

IMPORTANT SHAREHOLDER INFORMATION

Why Is There a Meeting of the Shareholders and When and Where Is the Shareholders’ Meeting?

The special meeting of shareholders (the “Special Meeting”) is being held so that shareholders of each of the North Track Funds, Inc. (each a “Fund” and collectively the “Funds”) can approve certain proposals related to the operation and management of the Funds as more fully described in the enclosed Proxy Statement. The Special Meeting will be held on April 30, 2007, at 9 a.m. Central Time, at the offices of North Track Funds, Inc., 250 East Wisconsin Avenue, Suit 2000, Milwaukee, Wisconsin 53202.

What Are the Proposals and Why Am I Being Asked to Approve the Proposals?

Proposal 1 solicits approval by the shareholders of each of the Funds of a new investment advisory agreement with Ziegler Capital Management, LLC (“ZCM”), pursuant to which ZCM would continue be the investment adviser to those Funds. Because of a technical, indirect change of control affecting ZCM, which occurred on December 29, 2006, the existing investment advisory agreements between the Funds and ZCM terminated automatically pursuant to provisions of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Shareholders of each Fund, therefore, need to approve new investment advisory agreements to ensure uninterrupted investment advisory services to their Fund.

Proposal 2 solicits approval by the shareholders of the Geneva Growth Funds of a new sub-advisory agreement with Geneva Capital Management Ltd., pursuant to which it would continue be the sub-adviser to the Geneva Growth Fund. Because of a technical, indirect change of control affecting ZCM, which occurred on December 29, 2006, the existing sub-advisory agreement among the North Track Funds, ZCM, and Geneva Capital Management Ltd. terminated automatically pursuant to provisions of the sub-advisory agreement. Shareholders of the Geneva Growth Fund, therefore, need to approve a new sub-advisory agreement to ensure uninterrupted sub-advisory services to their Fund.

Proposal 3 solicits approval by the shareholders of the Dow Jones Equity Income 100 Plus Fund (the “Equity Income Fund”) of a new investment objective for their Fund. The Fund’s current investment objective is to seek a total return from dividends and capital gains that, before deducting the Fund’s operating expenses, exceeds the total return of the Dow Jones Equity Income 100 Index (the “Equity Income 100 Index”). The Fund currently seeks to achieve its objective primarily by using a strategy of investing in the dividend paying common stocks that are included in the Equity Income 100 Index and by employing an overweighting/underweighting strategy and investing in other dividend-paying stocks. If approved by shareholders, the Fund’s new objective would be to seek a total return from dividends and capital appreciation. The Fund would pursue this investment objective by utilizing a quantitative, active management strategy. The Board is recommending this change because it believes that the proposed new investment objective offers potentially better risk-adjusted returns in the long term. In addition, the Board believes this change will be viewed as more attractive by the investing public, and consequently offers the potential for attracting more assets. Such asset growth potentially could help the Fund achieve efficiencies in scale that could help reduce the Fund’s operating expense ratio. However, there can be no guarantee that the Fund will be able to achieve its modified investment objective if this Proposal 3 is approved by shareholders.

Will the Portfolio Managers, Management, or Operations of any of the Funds Change if the New Investment Advisory Agreement or the New Sub-Advisory Agreement Is Approved?

No. The current portfolio manager(s) of each of the Funds will continue in those roles following the effective date of the new investment advisory agreement or the new sub-advisory agreement, as the case may be, and the management and operations of the Funds will remain unchanged.

Will the Management Fees Increase Under the New Investment Advisory Agreement or Sub-Advisory Agreement?

No. The fees to be paid under the new investment advisory agreement and the sub-advisory agreement are the same as those payable under the existing agreements.

What Are the Differences Between the Existing Investment Advisory Agreement and New Investment Advisory Agreement?

The new investment advisory agreement is substantially similar to the existing agreements. However, the services provided to certain Funds under the agreement may differ from the existing agreement. Because of historical developments, the Funds have been covered by one of three separate advisory agreements between North Track and ZCM. The separate agreements varied primarily in the scope of administrative services provided by ZCM. To eliminate inconsistency and complexity, the Board of Directors is recommending a single form of investment advisory agreement for all the Funds, which primarily addresses investment management services. At the same time, North Track will enter into a new administration agreement with an affiliate of ZCM, B.C. Ziegler and Company, which agreement will describe a uniform set of administrative services to be provided for each of the Funds. Between the proposed new investment advisory agreement and the new administration agreement, each Fund will receive the same investment management and administrative services it presently receives, and the total of the investment advisory fee and administrative services fee it pays for those services will remain unchanged.

What Are the Differences Between the Existing Sub-Advisory Agreement and New Sub-Advisory Agreement?

Practically none. The services to be provided under the new sub-advisory agreement are identical to the services provided to the Geneva Growth Fund under the terminated agreement. Geneva Capital Management Ltd. will act as sub-advisor to the Fund under the new sub-advisory agreement, as it has done for the Fund previously.

When Will the New Investment Advisory Agreement and Sub-Advisory Agreement Become Effective?

If approved by the shareholders of any Fund, the new investment advisory agreement or the new sub-advisory agreement, as the case may be, will become effective with respect to that Fund immediately following such approval on April 30, 2007.

What Are the Differences Between the Existing Investment Objective of the Equity Income Fund and the Proposed Investment Objective?

Under the proposed investment objective, the Equity Income Fund’s investment strategy would be to invest in stocks that provide a dividend yield which is greater than the average yield for each such stock’s representative Global Industry Classification Standard (GICS) sector, and which provide diversification across all major sectors of the domestic equity market, as defined by GICS. The proposed investment strategy will be very similar to the manner in which stocks are selected for inclusion in the Equity Income 100 Index and, therefore, the manner in which portfolio stocks for the Fund presently are selected. However, the proposed strategy would employ additional quality screens that would exclude from the Fund’s portfolio certain other stock that would be included in the index. The Fund, therefore, likely would hold stocks of fewer companies under the proposed new objective. In connection with these changes, the name of the Fund will also be changed from the “Dow Jones Equity Income 100 Plus Fund” to the “Equity Income Fund.”

How Do I Vote?

You may vote by completing and signing the proxy card and returning it in the enclosed postage pre-paid envelope or by voting via the Internet or by telephone. You may also vote in person at the Special Meeting. You may also vote via the Internet or telephone by following the instructions of your proxy card. Even if you intend to attend the Special Meeting and vote your shares in person, you are urged to complete and return the enclosed proxy card or to vote by the Internet or telephone. Voting in any of the ways will not prevent you from voting your stock at the Special Meeting if you desire to do so, as your vote by proxy is revocable at your option. To vote via the Internet, have your control number located on your proxy card available. Log on to www.proxyweb.com, enter your control number and follow the simple instructions on the website to cast your vote. To vote by telephone, call 1-888-697-0697. You will be asked to enter your control number located at the proxy card. Follow the simple recorded instructions using the proxy card as a guide. If you vote by Internet or telephone, there is no need to mail back your proxy card.

Each of these proposals are discussed more fully in the enclosed Proxy Statement. Shareholders are urged to read carefully the Proxy Statement before deciding how to vote. We urge you to vote your shares. It is important.

2

NORTH TRACK FUNDS, INC.

S&P 100 Index Fund	Dow Jones U.S. Financial 100 Plus Fund
NYSE Arca Tech 100 Index Fund	Strategic Allocation Fund
Dow Jones Equity Income 100 Plus Fund	Geneva Growth Fund
Dow Jones U.S. Health Care 100 Plus Fund	Wisconsin Tax-Exempt Fund

Cash Reserve Fund

250 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-800-826-4600
www.northtrackfunds.com

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
ON APRIL 30, 2007

TO THE SHAREHOLDERS OF EACH MUTUAL FUND SERIES OF NORTH TRACK FUNDS, INC.:

A Special Meeting of Shareholders (the “Special Meeting”) of North Track Funds, Inc. (“North Track”) will be held on April 30, 2007 at 9 a.m., local time, at North Track’s offices, 250 East Wisconsin Avenue, 20th Floor, Milwaukee, Wisconsin 53202, for the following purposes:

1.	Approve a new investment advisory agreement with Ziegler Capital Management, LLC (shareholders of all North Track);

2.	Approve a new sub-advisory agreement with Geneva Capital Management Ltd. (Geneva Growth Fund shareholders only);

3.	Approve a proposal to change the investment objective of the Dow Jones Equity Income 100 Plus Fund (Dow Jones Equity Income 100 Plus Fund shareholders only); and

4.	To transact such other business as properly may come before the meeting or an adjournment thereof.

The Proxy Statement accompanying this notice contains more complete information regarding the matters to be acted upon at the Special Meeting.

The Board of Directors has fixed the close of business on March 5, 2007, as the record date for determining shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof. Only shareholders of record at the close of business on that date will be entitled to vote.

By Order of the Board of Directors

/s/ Vinita K. Paul

Vinita K. Paul
Assistant Secretary
Milwaukee, Wisconsin March 15, 2007

NORTH TRACK FUNDS, INC.

S&P 100 Index Fund	Dow Jones U.S. Financial 100 Plus Fund
NYSE Arca Tech 100 Index Fund	Strategic Allocation Fund
Dow Jones Equity Income 100 Plus Fund	Geneva Growth Fund
Dow Jones U.S. Health Care 100 Plus Fund	Wisconsin Tax-Exempt Fund

Cash Reserve Fund

250 East Wisconsin Avenue
Milwaukee, Wisconsin 53202
1-800-826-4600
www.northtrackfunds.com

PROXY STATEMENT

SOLICITATION

This Proxy Statement is being furnished by the Board of Directors (the “Board”) of North Track Funds, Inc., a Maryland corporation (“North Track”), to the shareholders of all mutual fund series of North Track (each a “Fund,” and collectively, the “Funds”) in connection with the solicitation of proxies for use at a special meeting (the “Special Meeting”) of shareholders to be held on April 30, 2007 at 9 a.m., local time, at North Track’s offices, 250 East Wisconsin Avenue, 20th Floor, Milwaukee, Wisconsin 53202, or any adjournment thereof. The Board is soliciting your proxy with respect to the proposals described in this Proxy Statement, which will be considered at the Special Meeting. The Board encourages you to read this Proxy Statement carefully and mark and return the enclosed proxy.

The Board is conducting the solicitation of proxies for use at the Special Meeting principally through the mailing of this Proxy Statement and the accompanying proxy card. Officers and employees of North Track, Ziegler Capital Management, LLC (“ZCM” or the “Advisor”), the Funds’ investment advisor, and B.C. Ziegler and Company (“B.C. Ziegler”), the Funds’ distributor and administrator, may also solicit shareholder proxies in person, by telephone, by facsimile, or via the Internet.

The Fund will not be responsible for any of the costs and expenses associated with this proxy solicitation, including costs relating to the printing, mailing, and tabulation of the proxies. All such costs and expenses will be borne by the Advisor or an affiliate of the Advisor. A third-party service provider may be retained to assist with this solicitation of proxies. The total estimated cost of this proxy solicitation across is estimated to be $200,000.

This Proxy Statement and the accompanying materials are being mailed to shareholders on or about March 15, 2007.

SUMMARY OF PROPOSALS

This Proxy Statement explains each of the proposals (the “Proposals”) that will be considered at the Special Meeting. The Proposals are briefly described below and more thoroughly discussed under the section of this Proxy Statement captioned “Proposals.” The Board, including those directors who are not interested persons of North Track, recommends that you vote “FOR” each of the Proposals.

Proposal 1—Approval of New Advisory Agreement with Ziegler Capital Management, LLC

At the Special Meeting, shareholders of all of the Funds will be asked to approve a new investment advisory agreement with ZCM. Because of a technical, indirect change of control affecting ZCM, which occurred on December 29, 2006, the investment advisory agreements between the Funds and ZCM terminated automatically pursuant to provisions of the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Board has approved interim investment advisory agreements with ZCM providing for advisory fees which are identical to those provided under the terminated agreements, and otherwise containing terms which in substance are identical to those of the terminated agreements. Under the Investment Company Act, those interim agreements will remain in effect for a period of up to 150 days until a new, permanent investment advisory agreement is approved by shareholders of the Funds. Therefore, in order for the Funds to continue to receive investment advisory services from ZCM, shareholders of the Funds must approve a new investment advisory agreement.

The investment management services provided under the proposed new investment advisory agreement are substantially similar to the services provided to the Funds under the terminated agreements. In particular, the fees proposed to be paid by the Funds to ZCM under the new agreements are identical to the fees paid by the Funds under the terminated agreements. ZCM will, as investment advisor to the Funds, manage the investment operations of the Funds under the new investment advisory agreement, as it has done for the Funds previously. The current portfolio manager(s) of each of the Funds will continue in those roles following the effective date of the new investment advisory agreement.

Because of historical developments, the Funds have been covered by one of three separate advisory agreements between North Track and ZCM. The separate agreements varied primarily in the scope of administrative services provided by ZCM. To eliminate inconsistency and complexity, the Board of Directors is recommending a single form of investment advisory agreement for all the Funds, which primarily addresses investment management services. At the same time, North Track will enter into a new administration agreement with B.C. Ziegler, which will describe a uniform set of administrative services to be provided for each of the Funds. Between the proposed new investment advisory agreement and the new administration agreement, each Fund will receive the same investment management and administrative services it presently receives, and the total of the investment advisory fee and administrative services fee it pays for those services will remain unchanged. See “Proposals—Proposal 1—Approval of New Investment Advisory Agreement” below for more information.

Proposal 2—Approval of New Sub-Advisory Agreement with Geneva Capital Management Ltd.

At the Special Meeting, shareholders of the Geneva Growth Fund will be asked to approve a new sub-advisory agreement with Geneva Capital Management Ltd. Because of a technical, indirect change of control affecting ZCM, which occurred on December 29, 2006, the sub-advisory agreement between the Geneva Growth Fund, ZCM, and Geneva Capital Management Ltd. terminated automatically pursuant to the terms of the sub-advisory agreement. The Board has approved an interim sub-advisory agreement with Geneva Capital Management Ltd. providing for sub-advisory fees which are identical to those provided under the terminated agreement and otherwise containing terms and conditions which are in substance identical to the terms and conditions of the terminated agreement. Under the Investment Company Act, this interim agreement will remain in effect for a period of up to 150 days until a new, permanent sub-advisory agreement is approved by shareholders of the Geneva Growth Fund.

The services to be provided under the new sub-advisory agreement are identical to the services provided to the Geneva Growth Fund under the terminated agreement. Geneva Capital Management Ltd. will act as sub-advisor to the Fund under the new sub-advisory agreement, as it has done for the Fund previously. The current portfolio manager(s) of the Fund will remain as such following the effective date of the new sub-advisory agreement, and the sub-advisory fees paid by ZCM to Geneva Capital Management Ltd. will remain the same under the new sub-advisory agreement. See “Proposals—Proposal 2—Approval of New Sub-Advisory Agreement” below.

Proposal 3—Change the Investment Objective of the Dow Jones Equity Income 100 Plus Fund

Shareholders of the Dow Jones Equity Income 100 Plus Fund (the “Equity Income Fund”) will be asked to approve a change to the Fund’s investment objective. The Fund’s current investment objective is to seek a total return from dividends and capital gains that, before deducting the Fund’s operating expenses, exceeds the total return of the Dow Jones Equity Income 100 Index (the “Equity Income 100 Index”). The Fund currently seeks to achieve its objective primarily by using a strategy of investing in the dividend paying common stocks that are included in the Equity Income 100 Index and by employing an overweighting/underweighting strategy and investing in other dividend-paying stocks. If approved by shareholders, the Fund’s new objective would be to seek a total return from dividends and capital appreciation. The Fund would pursue this investment objective by utilizing a quantitative, active management strategy. Under this strategy the Fund would invest in stocks that provide a dividend yield which is greater than the average yield for each such stock’s representative Global Industry Classification Standard (GICS) sector, and which provide diversification across all major sectors of the domestic equity market, as defined by GICS. The proposed investment strategy will be very similar to the manner in which stocks are selected for inclusion in the Equity Income 100 Index and, therefore, the manner in which portfolio stocks for the Fund presently are selected. However, the proposed strategy would employ additional quality screens that would exclude from the Fund’s portfolio certain other stock that would be included in the index. The Fund, therefore, likely would hold stocks of fewer companies under the proposed new objective and would no longer be an enhanced index fund.

In addition, if the shareholders approve the proposed change to the investment objective of the Fund, the advisory fees payable to ZCM will remain unchanged and the name of the Fund will be changed from the “Dow Jones Equity Income 100 Plus Fund” to the “Equity Income Fund”.

The Board believes that the proposed new investment objective offers potentially better risk-adjusted returns in the long term. In addition, the Board believes this change will be viewed as more attractive by the investing public, and consequently offers the potential for attracting more assets. Such asset growth potentially could help the Fund achieve efficiencies in scale that could help reduce the Fund’s operating expense ratio. There of course can be no assurance that the Fund will be able to achieve its modified investment objective if this Proposal 3 is approved by shareholders. See “Proposals—Proposal 3—Change the Investment Objective of the Dow Jones Equity Income 100 Plus Fund” below for more information.

Please read this Proxy Statement carefully before voting on the Proposals. If you have questions about this Proxy Statement, or if you would like additional information regarding the Proposals, please contact North Track at 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling 1-800-826-4600.

VOTING INFORMATION

Shareholders Eligible to Vote

The Board has determined that shareholders of the Funds as of the close of business on March 5, 2007 (the “Record Date”) are entitled to notice of the Special Meeting and are eligible to vote at the Special Meeting (or any adjournment thereof) on those Proposals applicable to the Fund or Funds for which they hold shares. Voting eligibility requirements for each of the Proposals is set forth below.

Proposal 1
Shareholders of each Fund are entitled to vote separately by Fund. You are eligible to vote on Proposal 1 to approve the new investment advisory agreement for each Fund for which you held shares as of the close of business on the Record Date.

Proposal 2
Only shareholders of the Geneva Growth Fund are entitled to vote. If you held shares of the Geneva Growth Fund as of the close of business on the Record Date, you are eligible to vote on Proposal 2 to approve the new sub-advisory agreement.

Proposal 3
Only shareholders of the Equity Income Fund are entitled to vote. If you held shares of the Equity Income Fund as of the close of business on the Record Date, you are eligible to vote to change the investment objective of the Equity Income Fund.

Number of Votes

The number of shares of each of the Funds outstanding as of the Record Date is set forth below. Shareholders holding shares of a Fund eligible to vote on a Proposal will be entitled to one vote per share (and one fractional vote for each fractional share) of such Fund.

Fund Name	Number of Outstanding Shares
S&P 100 Index Fund	3,935,954
NYSE Arca Tech 100 Index Fund	15,208,614
Dow Jones Equity Income 100 Plus Fund	3,525,419
Dow Jones U.S. Health Care 100 Plus Fund	5,552,326
Dow Jones U.S. Financial 100 Plus Fund	4,620,865
Strategic Allocation Fund	5,239,696
Geneva Growth Fund	11,746,808
Wisconsin Tax-Exempt Fund	15,540,474
Cash Reserve Fund	225,074,863
TOTAL SHARES OF FUNDS	290,445,019

Execution of Proxies

Any shareholder entitled to vote on a Proposal may vote at the Special Meeting in person or by a duly executed proxy. Shares represented by properly executed proxies received by North Track will be voted at the Special Meeting and any adjournment thereof in accordance with the terms of such proxies.

If no instructions are specified in a properly executed, unrevoked proxy, such shares will be voted “FOR” approval of the new investment advisory agreement under Proposal 1; “FOR” the approval of the Geneva Growth Fund’s new sub-advisory agreement under Proposal 2; and “FOR” the change of the Equity Income Fund’s investment objective under Proposal 3. Proxies will be voted in the discretion of the persons named in the proxy on any other proposals properly brought before the Special Meeting. The Board presently does not anticipate that any other matters will be considered at the Special Meeting.

Revocation of Proxies

A shareholder may revoke his or her proxy at any time prior to the voting thereof by filing a written notice of revocation with the Assistant Secretary of North Track, by delivering a duly executed proxy bearing a later date, or by attending the Special Meeting and voting his or her shares in person. Unless so revoked, the shares represented by a properly executed proxy will be voted at the meeting and at any adjournment thereof in accordance with the instructions indicated on that proxy.

Quorum

In order for a vote on any Proposal to be taken at the Special Meeting, there must exist a quorum of shareholders eligible to vote on such Proposal. The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third (1/3) of the shares outstanding and entitled to vote on a Proposal constitutes a quorum for such Proposal. Although abstentions and “broker non-votes” (as defined below) are not counted toward the approval of any of the Proposals, abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. However, abstentions and “broker non-votes” have the effect of votes cast against the Proposals given their approval requirements. Broker non-votes are shares held by a broker or nominee for which a validly executed proxy is received but are not voted as to one or more of the Proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Votes Required to Pass Proposals

Proposal 1. Shareholders of each Fund will vote separately for purposes of approving the proposed new investment advisory agreement. In order for the new advisory agreement to be approved with respect to a particular Fund, it must be approved by shareholders of that Fund who together own the lesser of: (i)  67% or more of the shares of that Fund present at the Special Meeting, if shareholders holding more than 50% of the outstanding shares of that Fund are present at the Special Meeting, in person or by proxy; or (ii)  more than 50% of the outstanding shares of that Fund.

Proposal 2. Only shareholders of the Geneva Growth Fund are entitled to vote on approval of the new sub-advisory agreement for the Geneva Growth Fund. In order for Proposal 2 to pass, it must be approved by shareholders of the Geneva Growth Fund who together own the lesser of: (i)  67% or more of the shares of the Geneva Growth Fund present at the Special Meeting, if shareholders holding more than 50% of the outstanding shares of the Geneva Growth Fund are present at the Special Meeting, in person or by proxy; or (ii)  more than 50% of the outstanding shares of the Geneva Growth Fund.

Proposal 3. Only shareholders of the Equity Income Fund are entitled to vote on changing the investment objective of the Equity Income Fund. In order for Proposal 3 to pass, it must be approved by shareholders of the Equity Income Fund who together own the lesser of: (i) 67% or more of the shares of the Equity Income Fund present at the Special Meeting, if shareholders holding more than 50% of the outstanding shares of the Equity Income Fund are present at the Special Meeting, in person or by proxy; or (ii)  more than 50% of the outstanding shares of the Equity Income Fund.

Adjournment

In the event that sufficient votes in favor of any Proposal set forth in the Notice of Special Meeting which accompanies this Proxy Statement are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special meeting to permit further solicitation of proxies with respect to any such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as proxy will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposal. They will vote against any such adjournment those proxies required to be voted against any such Proposal. Abstentions and broker non-votes will not be counted as votes cast when determining approval of an adjournment.

BACKGROUND TO PROPOSALS

Termination of Investment Advisory Agreements and Sub-Advisory Agreement

On December 29, 2006, Mr. Peter R. Kellogg, a shareholder of The Ziegler Companies, Inc., the parent company of the ZCM, purchased additional shares of The Ziegler Companies, Inc. from another shareholder. As a result of this acquisition, Mr. Kellogg acquired the power to vote or to direct the voting of more than 25% of the outstanding voting shares of The Ziegler Companies, Inc. Under provisions of the Investment Company Act, this constituted a change in control of The Ziegler Companies, Inc., and, thereby, an indirect change in control of ZCM. This was a technical change in control only. It had no substantive effect on ZCM, its personnel, its operations and procedures, or the nature and scope of the services it provides to the Funds.

However, under provisions of the Investment Company Act, this change in control caused the automatic termination of all three investment advisory agreements between North Track and ZCM. More specifically, the following three agreements terminated automatically on December 29, 2006: the Investment Advisory Agreement, dated December 31, 1998, between ZCM and North Track with respect to the S&P 100 Index Fund, the NYSE Arca Tech 100 Index Fund, the Dow Jones U.S. Health Care 100 Plus Fund, the Dow Jones U.S. Financial 100 Plus Fund, the Geneva Growth Fund, the Wisconsin Tax-Exempt Fund and the Cash Reserve Fund (the “1998 Advisory Agreement”); the Investment Advisory Agreement, dated December 10, 2003, between ZCM and North Track with respect to the Strategic Allocation Fund (the “2003 Advisory Agreement”); and the Investment Advisory Agreement, dated December 17, 2004, between ZCM and North Track with respect to the Dow Jones Equity Income 100 Plus Fund (the “2004 Advisory Agreement”). In addition, because the 1998 Advisory Agreement was terminated, the Sub-Advisory Agreement, dated January 1, 1999, between ZCM, North Track, and Geneva Capital Management Ltd. with respect to the Geneva Growth Fund (the “1999 Sub-Advisory Agreement”) also terminated according to its terms.

All three terminated advisory agreements and the 1999 Sub-Advisory Agreement were duly approved by the initial shareholder of each Fund.

Board Approval of Interim Advisory and Sub-Advisory Agreements

In order to ensure uninterrupted and continued advisory and management services to the Funds, on January 10, 2007, the Board approved interim advisory agreements to replace each of the terminated agreements. Those agreements became effective retroactively as of December 29, 2006, and will remain in effect until the earlier of shareholder approval of a new investment advisory agreement (and sub-advisory agreement for the Geneva Growth Fund) or until May 28, 2007.

The interim advisory agreements and the interim sub-advisory agreement are in substance identical to the agreements they replaced, including the services described in each and the fees to be paid under the relevant interim agreement.

Board Approval of New Investment Advisory Agreement and Sub-Advisory Agreement

The Board considered the proposed new investment advisory agreement for the Funds, attached hereto as Annex A, and the proposed new sub-advisory agreement for the Geneva Growth Fund, attached hereto as Annex B, at a special meeting held on January 10, 2007, and unanimously recommends that the shareholders of each Fund approve them.

In considering the new investment advisory agreement, the Board noted that the portfolio management teams for the Funds will remain consistent and that no changes will be made to the Funds’ investment objectives or strategies (except for the Dow Jones Equity Income 100 Plus Fund, described below). In addition, the fees to be paid by each Fund under the new investment advisory agreement are the same as the fees paid by the Funds under the respective terminated advisory agreements. The Board noted that the only substantive difference between the proposed new investment advisory agreement and the terminated advisory agreements relates to the 1998 Advisory Agreement which covered all of the Funds except for the Dow Jones Equity Income 100 Plus Fund and the Strategic Allocation Fund. Because of historical developments, the recitation of administrative services set forth in the 1998 Advisory Agreement was more comprehensive in scope than the administrative services recited in the other terminated agreements. Each Fund also historically has been covered by one of various administration agreements between North Track and B.C. Ziegler. Taken together, the terminated advisory agreement and related administration agreement covering each Fund provided that Fund with a suite of administrative services nearly identical to those provided to each of the other Funds.

In determining to recommend approval of the proposed new investment advisory agreement, the Board of Directors noted that the investment management and administrative services under the proposed new investment advisory agreement and the new administration agreement that will cover each of the Funds are in substance identical to those made available to each of the Funds under the terminated advisory agreements and the existing administration agreement covering each Fund. Most importantly, the Board noted that the advisory and administrative services fees to be paid by each Fund under the proposed new investment advisory agreement and new administration agreement are the same as the fees that each Fund presently pays for those services.

The Board of Directors last approved the advisory fees paid by each Fund pursuant to Section 15(c) of the Investment Company Act at its regular meeting held on September 28, 2006. The factors and considerations of the Board’s deliberations in connection with that approval were set forth in the Funds’ Annual Report to Shareholders for its fiscal year ended October 31, 2006. Because the scope and nature of the services that the Fund will receive under the proposed new investment advisory agreement and the fees it will pay for those services are identical to the services and fees considered by the Board at its September meeting, the Board relied on the information it reviewed, the factors it considered and the conclusions it reached in September when it determined to recommend that shareholders approve the proposed new investment advisory agreement. A copy of the discussion that was included in the Funds' Annual Report regarding the Board's approval of the terminated investment advisory agreement is set forth as Annex C attached to this Proxy Statement.

In considering the new sub-advisory agreement, the Board noted that the new sub-advisory agreement is nearly identical to the 1999 Sub-Advisory Agreement and that no changes will be made to the portfolio managers of the Geneva Growth Fund or to the Fund’s investment objectives or strategies. In addition, the fees to be paid under the new sub-advisory agreement are the same as the fees paid under the 1999 Sub-Advisory Agreement. The Board last approved the sub-advisory fee paid by ZCM to Geneva Capital Management Ltd. at its regular meeting held on September 28, 2006. The factors and considerations undertaken by the Board in the course of those deliberations were set forth in North Track’s Annual Report to Shareholders for its fiscal year ended October 31, 2006. Because the scope and nature of the services that the Fund will receive under proposed new sub-advisory agreement and the fees it will pay for those services are identical to the services and fees considered by the Board at its September meeting, the Board relied on the information it reviewed, the factors it considered and the conclusions it reached in September when it determined to recommend that shareholders approve the proposed new sub-advisory agreement. A copy of the discussion that was included in the Funds' Annual Report regarding the Board's approval of the 1999 Sub-Advisory Agreement is attached as Annex C to this Proxy Statement.

PROPOSAL 1 - APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

The Board recommends that the shareholders of the Fund approve the proposed new investment advisory agreement. A copy of the new investment advisory agreement is attached to this Proxy Statement as Annex A. The following description of the new investment advisory agreement is only a summary, and the description set forth in this Proxy Statement of the new investment advisory agreement is qualified in its entirety by reference to Annex A.

ZCM (and its predecessor, B.C. Ziegler and Company) has provided investment advisory services to all of the Funds pursuant to the terminated advisory agreements since each Fund’s inception. The new advisory agreement is substantially similar to each of the terminated advisory agreements. A description of the new investment advisory agreement and the key differences between the new investment advisory agreement and each of the terminated advisory agreements is set forth below.

Description of the New Investment Advisory Agreement

The proposed new investment advisory agreement appoints ZCM to serve as investment advisor to each Fund. As is the case with the terminated advisory agreements, the new investment advisory agreement requires ZCM, subject to the general supervision of the Board, to manage the investment operations of each of the Funds and the composition of such Fund’s assets, including the purchase, retention, and disposition thereof. The new investment advisory agreement requires ZCM, in the performance of its advisory services, to act in conformity with (1) the provisions of the Investment Company Act and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Articles of Incorporation and By-Laws of North Track as amended from time to time; (4) any policies and determinations of the Board of Directors; and (5) the fundamental policies of each Fund, as reflected in its registration statement under the Investment Company Act, or as amended by the shareholders of such Fund.

Both the new investment advisory agreement and the terminated advisory agreements permit ZCM to place orders for transactions in portfolio securities for the Funds with broker-dealers that provide research services to the Funds pursuant to Section 28(e) of the Securities Exchange Act of 1934, as amended (that is, “soft dollars”). The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor and/or Sub-Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s or the Sub-Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion.

Under both the new investment advisory agreement and the terminated advisory agreements, the liability of ZCM and its officers and directors is limited. Subject to Section 36(b) of the Investment Company Act, ZCM will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for liability to a Fund or its shareholders to which ZCM would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the agreement.

The fees to be paid by the Funds to ZCM under the new investment advisory agreement will be the same as the fees paid under the terminated advisory agreements. Those fees for each Fund are as follows:

Fund Name	Advisory Fee
S&P 100 Index Fund
An annual rate of 0.575 of 1% of the average daily net assets of the Fund up to $20 million, 0.45 of 1% on the next $30 million, 0.40 of 1% on the next $50 million, 0.35 of 1% on the next $400 million and 0.30 of 1% on assets over $500 million.

NYSE Arca Tech 100 Index Fund
An annual rate of 0.50 of 1% of the first $50 million of the average daily net assets of the Fund, 0.30 of 1% of the next $200 million in net assets, 0.25 of 1% of the next $250 million in net assets, and 0.20 of 1% of net assets in excess of $500 million.

Dow Jones Equity Income 100 Plus Fund
An annual rate of 0.55 of 1% on the first $100 million in average daily assets; 0.50 of 1% on the next $400 million in average daily assets; and 0.45% on average daily assets in excess of $500 million.

Dow Jones U.S. Health Care 100 Plus Fund
An annual rate of 0.55 of 1% of the first $100 million of the average daily net assets of the Fund, 0.50 of 1% on the next $400 million of average daily net assets and 0.45 of 1% on average daily net assets in excess of $500 million.

Dow Jones U.S. Financial 100 Plus Fund
An annual rate of 0.55 of 1% of the first $100 million of the average daily net assets of the Fund, 0.50 of 1% on the next $400 million of average daily net assets and 0.45 of 1% on average daily net assets in excess of $500 million.

Strategic Allocation Fund(1)	An annual rate of 0.10 of 1% of the average daily net assets of the Fund.

Geneva Growth Fund(2)
An annual rate of 0.75 of 1% of the first $250 million of the average daily net assets of the Fund, 0.70% of the next $250 million in net assets, and 0.65 of 1% on average daily net assets in excess of $500 million.

Fund Name	Advisory Fee
Wisconsin Tax-Exempt Fund	An annual rate of 0.50 of 1% of the first $250 million of the average daily net assets of the Fund, and 0.40 of 1% on average daily net assets in excess of $250 million.

Cash Reserve Fund	An annual rate of 0.20 of 1% of the Fund’s daily net assets.

(1)
The Strategic Allocation Fund is a fund of funds, which invests in the North Track NYSE Arca Tech 100 Index Fund, Dow Jones U.S. Health Care 100 Plus Fund and Dow Jones U.S. Financial 100 Plus Fund (the “Underlying Funds”). These figures do not include the advisory fees indirectly incurred by the Strategic Allocation Fund through its investments in the Underlying Funds.

(2)
ZCM, rather than the Geneva Growth Fund, pays fees to Geneva Capital Management Ltd., the sub-advisor of the Geneva Growth Fund, out of the advisory fees it receives from the Geneva Growth Fund. The sub-advisory agreement pursuant to which Geneva Capital Management Ltd. is retained as the sub-advisor for the Geneva Growth Fund provides for compensation to Geneva Capital from ZCM (computed daily and paid monthly) at the annual rate of 0.375% of the Fund’s first $250 million of average daily net assets, 0.350% on the next $250 million of average daily net assets and 0.325% on average daily net assets over $500 million.

During the fiscal year ended October 31, 2006, the Funds paid advisory fees to ZCM as set forth below:

Fund	Fee
S&P 100 Index	$620,681
NYSE Arca Tech 100 Index	1,296,909
Dow Jones Equity Income 100 Plus	106,824
Dow Jones U.S. Health Care 100 Plus	420,042
Dow Jones U.S. Financial 100 Plus	374,976
Strategic Allocation	72,384
Geneva Growth	1,361,565
Wisconsin Tax-Exempt	795,335
Cash Reserve	351,801

ZCM has contractually committed to waive fees and/or reimburse expenses for the following Funds through February 29, 2008, so that the operating expenses (as a percentage of daily net assets) for the following classes of shares of the Funds do not exceed the percentages set forth below, per year.

Fund	Limit of Operating Expenses by Share Class
Dow Jones Equity Income 100 Plus	1.15% of average annual net assets for Class A shares, 1.90% for Class B and Class C shares and 1.65% for Class R shares

Dow Jones U.S. Health Care 100 Plus	1.35% of average annual net assets for Class A shares, 2.10% for Class B and Class C shares and 1.85% for the Class R shares

Fund	Limit of Operating Expenses by Share Class
Dow Jones U.S. Financial 100 Plus	1.35% of average annual net assets for Class A shares, 2.10% for Class B and Class C shares and 1.85% for Class R shares

Strategic Allocation	prior to the addition of expenses relates to the Underlying Funds, 0.80% of average annual net assets for Class A shares, 1.55% for Class B and Class C shares and 1.30% for Class R shares

The current portfolio manager(s) of each of the Funds will continue in those roles following the effective date of the new investment advisory agreement. The portfolio managers for each Fund are as follows:

Fund(1)	Portfolio Managers
S&P 100 Index	Donald J. Nesbitt, Brian K. Andrew, Mark B. Burka and Mikhail I. Alkhazov

NYSE Arca Tech 100 Index	Donald J. Nesbitt, Brian K. Andrew and Mikhail I. Alkhazov

Dow Jones Equity Income 100 Plus	Donald J. Nesbitt, Brian K. Andrew and Mikhail I. Alkhazov

Dow Jones U.S. Health Care 100 Plus	Donald J. Nesbitt, Brian K. Andrew and Mikhail I. Alkhazov

Dow Jones U.S. Financial 100 Plus	Donald J. Nesbitt, Brian K. Andrew and Mikhail I. Alkhazov

Strategic Allocation	Donald J. Nesbitt, Brian K. Andrew and Mikhail I. Alkhazov

Geneva Growth	Amy S. Croen, William A. Priebe, Michelle Picard and William Scott Priebe

Wisconsin Tax-Exempt	Derek J. Pawlak, Richard D. Scargill, Brian K. Andrew and Wendy W. Stojadinovic

(1)	In accordance with the requirements of the Investment Company Act, the Cash Reserve Fund has no designated portfolio managers.

Principal Differences Between the New Investment Advisory Agreement and the Terminated Advisory Agreements

Each of the Funds historically has received investment management services from ZCM pursuant to one of the terminated investment advisory agreements, and has received administrative services from B.C. Ziegler pursuant to one of three separate administration agreements. Each Fund historically has received the same suite of investment management and administrative services under the terminated investment advisory agreement and administration agreement relating to it. However, the division of the suite of administrative services between the terminated investment advisory agreement and the administration agreement varied some from fund to fund. In particular, the services described in the 2003 and 2004 Advisory Agreements, which covered the Dow Jones Equity Income 100 Plus Fund and the Strategic Allocation Fund, focused primarily on portfolio management services to the exclusion of administrative services. Correspondingly, the administrative services agreements covering those two Funds describe a broad range of administrative services. In contrast, the 1998 Advisory Agreement, which covered all of the remaining Funds, described numerous administrative services to be provided by the Advisor, in addition to portfolio management services. The administration agreement covering those Funds provides for a correspondingly more limited array of administrative services.

The historic reasons for these different allocations of administrative services between the terminated advisory agreements and the existing administration agreements relate to corporate restructurings in which B.C. Ziegler and other affiliates at various times provided various suites of services to the Funds. Under the current corporate structure, ZCM provides portfolio management services and B.C. Ziegler provides distribution and administrative services to the Funds. To eliminate confusion and inconsistency and to provide for more efficient administration, the Board of Directors has determined that it is prudent and sensible to have a single investment advisory agreement between North Track and ZCM. That agreement should address specifically and exclusively the portfolio management services to be provided by ZCM to all of the Funds. At the same time, the Board of Directors has approved a new single administration agreement between North Track and B.C. Ziegler. That agreement addresses administrative services that B.C. Ziegler will provide to all of the Funds to the exclusion of portfolio management services, which are provided by ZCM and are addressed in the proposed new investment advisory agreement.

As a result of this rationalization and allocation of portfolio management services to the proposed new investment advisory agreement and administrative services to the new administration agreement, the scope of administrative services described in the proposed new investment advisory agreement is less comprehensive than the scope of administrative services addressed in the terminated 1998 Advisory Agreement. Nonetheless, in recommending approval of the new investment advisory agreement to shareholders of the Funds covered by the 1998 Advisory Agreement, the Board of Directors was cognizant of the fact that all of the same administrative services presently provided to those Funds by ZCM and B.C. Ziegler would continue to be provided to those Funds under the new administration agreement with B.C. Ziegler, and that the total fees to be paid by those Funds for investment management and administrative services would remain the same under the proposed new investment advisory agreement and the new administration agreement.

Information Regarding Ziegler Capital Management, LLC

The principal offices of Ziegler Capital Management, LLC are located at 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202. ZCM is a wholly-owned subsidiary of The Ziegler Companies, Inc., whose principal offices are located at the same address.

The table below lists the name and principal occupation of each person who was a principal executive officer or director of Ziegler Capital Management, LLC as of February 2, 2007. The address of each person is 250 East Wisconsin Avenue, Suite 2000, Milwaukee, Wisconsin 53202.

Name	Position With Ziegler Capital Management, LLC(1)	Principal Occupation
John J. Mulherin	Director	Chief Executive Officer, The Ziegler Companies, Inc. and B.C. Ziegler and Company; Director of North Track Funds, Inc.; and Trustee of Ziegler Exchange Traded Trust.

T. R. Paprocki	Director	President, The Ziegler Companies, Inc. and B.C. Ziegler and Company

Gary P. Engle	Director	Senior Managing Director, Chief Administrative Officer and Risk Management Officer, The Ziegler Companies, Inc. and B.C. Ziegler and Company.

Brian K Andrew	Director and President
President and Director, Ziegler Capital Management, LLC; Senior Managing Director, The Ziegler Companies, Inc. and B.C. Ziegler and Company; President, North Track Funds, Inc.; and President, Ziegler Exchange Traded Trust.

Name	Position With Ziegler Capital Management, LLC(1)	Principal Occupation
J. C. Vredenbregt	Director and Treasurer	Managing Director and Chief Financial Officer, The Ziegler Companies, Inc. and B.C. Ziegler and Company.

Sarah E. Schott	Director and Secretary	Senior Managing Director and General Counsel, The Ziegler Companies, Inc.; Secretary, Ziegler Capital Management, LLC; Secretary, North Track Funds, Inc.; and Secretary, Ziegler Exchange Traded Trust.

Caroline M. Probst	Vice President	Vice President, Ziegler Capital Management, LLC; Chief Financial Officer and Treasurer, North Track Funds, Inc.; and Chief Financial Officer and Treasurer, Ziegler Exchange Traded Trust.

Vinita K. Paul	Vice President and Assistant Corporate Secretary
Vice President and Assistant General Counsel, The Ziegler Companies, Inc.; Vice President and Assistant Corporate Secretary, Ziegler Capital Management, LLC; Assistant Secretary, North Track Funds, Inc.; and Assistant Secretary, Ziegler Exchange Traded Trust.

(1) Each person holds a similar(s) position with entities which are affiliated with ZCM.

Interested Transactions. B.C. Ziegler, an affiliate of ZCM, provides certain accounting and pricing services to North Track. The table below shows the total compensation paid by each Fund to B.C. Ziegler for its accounting/pricing services during the 2006 fiscal year.

Fund	Fees
S&P 100 Index	$77,722
NYSE Arca Tech 100 Index	$115,966
Dow Jones Equity Income 100 Plus	$22,722
Dow Jones U.S. Health Care 100 Plus	$51,258
Dow Jones U.S. Financial 100 Plus	$47,143
Strategic Allocation	$49,254
Geneva Growth	$86,780
Wisconsin Tax-Exempt	$80,796
Cash Reserve	$85,764

In addition, B.C. Ziegler provides certain administrative services to North Track. For the fiscal year ended October 31, 2006, the total compensation paid to B.C. Ziegler for administrative services was $1,420,335.

Recommendation of the Board

The Board believes that the terms of the proposed new investment advisory agreement are fair to, and in the best interests of, the Funds and their respective shareholders. Based upon assurances from ZCM’s management, the Board believes that, despite the technical change in control of ZCM, there will be no diminution in the scope and quality of advisory services provided to the Funds. In reaching its decision to recommend that the shareholders of each of the Funds approve the new investment advisory agreement, the Board considered many factors, which are discussed above under the heading “Background to Proposals—Board Approval of New Investment Advisory Agreement and Sub-Advisory Agreement”.

If the shareholders of any of the Funds do not approve the new investment advisory agreement at the Special Meeting, the interim advisory agreement with respect to that Fund will continue in effect until May 28, 2007. In that event the Board of Directors would consider alternatives to obtain uninterrupted investment advisory services for the affected Fund(s) after that date, which could include again seeking approval of the new investment advisory agreement from the shareholders of the affected Fund(s) or taking any other steps deemed appropriate by the Board.

PROPOSAL 2 - APPROVAL OF NEW SUB-ADVISORY AGREEMENT

The Board recommends that the shareholders of the Geneva Growth Fund approve the proposed new sub-advisory agreement. A copy of the new sub-advisory agreement is attached to this Proxy Statement as Annex B. The following description of the new sub-advisory agreement is only a summary, and the description set forth in this Proxy Statement of the new advisory agreement is qualified in its entirety by reference to Annex B.

Geneva Capital Management Ltd. has provided investment advisory services to the Geneva Growth Fund pursuant to the 1999 Sub-Advisory Agreement since the Fund’s inception. The new sub-advisory agreement is in substance identical to that of the 1999 Sub-Advisory Agreement. A description of the new sub-advisory agreement is set forth below.

Description of the New Sub-Advisory Agreement

The proposed new sub-advisory agreement provides that Geneva Capital Management Ltd. is appointed to act as sub-advisor to the Geneva Growth Fund. As is the case with the 1999 Sub-Advisory Agreement, the new sub-advisory agreement requires Geneva Capital Management Ltd., subject to the general supervision of ZCM and the Board, to manage the investment operations of the Geneva Growth Fund and the composition of its assets, including the purchase, retention, and disposition thereof. The new sub-advisory agreement requires Geneva Capital Management Ltd., in the performance of its advisory services, to act in conformity with (1) the provisions of the Investment Company Act and of any rules or regulations in force thereunder; (2) the provisions of the Articles of Incorporation and By-Laws of North Track as amended from time to time; (3) any policies and determinations of the Board of Directors of North Track; and (4) the fundamental policies of the Fund, as reflected in the Fund’s registration statement (or post-effective amendments thereto) under the Investment Company Act and the Securities Act of 1933 (including the Fund’s current prospectus and statement of additional information), or as amended by the shareholders of the Fund.

Under both the new sub-advisory agreement and the 1999 Sub-Advisory Agreement, the liability of Geneva Capital Management Ltd. and its officers and directors is limited. Subject to Section 36(b) of the Investment Company Act, Geneva Capital Management Ltd. will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds, except for liability to a Fund or its shareholders to which Geneva Capital Management Ltd. would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties under the agreement.

The portfolio managers of the Geneva Growth Fund will remain the same after the new sub-advisory agreement is approved. Those portfolio managers currently are: Amy S. Croen, William A. Priebe, Michelle Picard and William Scott Priebe.

The fees to be paid by ZCM to Geneva Capital Management Ltd. under the new sub-advisory agreement will be the same as the fees paid under the 1999 Sub-Advisory Agreement. The fees are paid at the annual rate of 0.375% on the Fund’s first $250 million of average daily net assets, 0.350% on the next $250 million of average daily net assets and 0.325% on average daily net assets in excess of $500 million.

During the fiscal year ended October 31, 2006, the ZCM paid advisory fees to Geneva Capital Management Ltd. in the amount of $671,845.

Information Regarding Geneva Capital Management Ltd.

The table below lists the name and principal occupation of each person who was a principal executive officer or director of Geneva Capital Management Ltd. as of February 2, 2007. The address of each person is 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202.

Name	Position With Geneva Capital Management Ltd.	Principal Occupation
William A. Priebe	Co-President and Director	Co-President and Director of Geneva Capital Management Ltd.

Amy S. Croen	Co-President and Director	Co-President and Director of Geneva Capital Management Ltd.

William F. Schneider, M.D.	Director	Retired.

Geneva Capital Management Ltd. also acts as a sub-advisor to the Northern Funds Multi-Manager Mid Cap Fund, which has a investment objective similar to the Geneva Growth Fund. The table below provides information regarding the size of the Northern Funds Multi-Manager Mid Cap Fund and the rate of compensation paid to Geneva Capital Management Ltd. for its services as sub-advisor to the Northern Funds Multi-Manager Mid Cap Fund.

Asset Value of Northern Funds Multi-Manager Mid Cap Fund at January 31, 2007	$ 280,253,616

Value of the Northern Funds Multi-Manager Mid Cap Fund Assets Managed by Geneva Capital Management Ltd. at January 31, 2007 (“Sub-Advised Assets”)	$ 98,065,607

Sub-Advisory Fee payable to Geneva Capital Management Ltd.
An annual rate of 0.375% of the first $50 million of the Sub-Advised Assets’ average daily net assets of the Fund, 0.35% of the next $150 million of the Sub-Advised Assets’ average daily net assets of the Fund, and 0.30% of the Sub-Advised Assets’ average daily net assets of the Fund in excess of $200 million.

Geneva Capital Management Ltd. has not agreed to waive or otherwise agreed to reduce its compensation under its sub-advisory agreement with respect to the Northern Funds Multi-Manager Mid Cap Fund.

Recommendation of the Board

The Board believes that the terms of the proposed new sub-advisory agreement are fair to, and in the best interests of, the Geneva Growth Fund and its shareholders. Based upon representations of Geneva Capital Management Ltd., the Board believes that there will be no diminution in the scope and quality of advisory services provided to the Fund. In reaching its decision to recommend that the shareholders of the Fund approve the new sub-advisory agreement, the Board considered many factors, which are discussed above under the heading “Background to Proposals— Board Approval of New Investment Advisory Agreement and Sub-Advisory Agreement”.

If the shareholders of the Geneva Growth Fund do not approve the new sub-advisory agreement at the Special Meeting, the interim sub-advisory agreement will continue in effect until May 28, 2007. In that event, the Board of Directors would consider alternatives to obtain uninterrupted investment advisory services for the Geneva Growth Fund after that date, which might include again seeking approval of the new sub-advisory agreement from shareholders of the Geneva Growth Fund, requesting that ZCM assume responsibility for the day-to-day management of the investment portfolio of the Geneva Growth Fund, or taking any other steps deemed appropriate by the Board of Directors.

PROPOSAL 3 - CHANGE THE INVESTMENT OBJECTIVE OF THE DOW JONES EQUITY INCOME 100 PLUS FUND

Proposed Changes to the Fund

Investment Objective. The Board recommends that the shareholders of the Dow Jones Equity Income 100 Plus Fund approve the following change to the Fund’s investment objective:

The Equity Income Fund seeks a total return from dividends and capital appreciation.

Currently, the investment objective of the Fund is as follows:

The Dow Jones Equity Income 100 Plus Fund seeks a total return from dividends and capital gains that, before deducting the Fund’s operating expenses, exceeds the total return of the Dow Jones Equity Income 100 Index.

The current investment objective is considered to be a “non-fundamental” investment policy of the Fund, which means that, under the Investment Company Act, the Fund’s investment objective may be changed by the Board at any time with advance notice to shareholders of the Fund. No shareholder vote is required to change the Fund’s investment objective. However, in light of the nature of the proposed change in the Fund’s investment objective, ZCM and the Board have determined to proceed with the proposed change in investment objective only if it is approved by a majority of the Fund’s shareholders. If approved, the new investment objective will continue to be non-fundamental, which means that the new investment objective may be changed by the Board without any requirement for another shareholder vote.

Investment Strategy. The assets of the Fund are presently invested in a manner that largely parallels the Equity Income 100 Index, but it does not replicate the Index at all times. To achieve the Fund’s current investment objective, ZCM engages in a strategy of overweighting investments in certain stocks it believes will out perform the Equity Income 100 Index and underweighting investments in certain stocks it believes will under perform the Equity Income 100 Index. ZCM currently limits these overweighting/underweighting strategies to not more than 15% of the Fund’s total assets in aggregate. Currently, under normal market conditions, at least 85% of the Fund’s net assets must be invested in the common stocks that make up the Index.

When comprising the Equity Income 100 Index, Dow Jones and Company selects 100 stocks that provide a dividend yield that is greater than the average yield for that stock’s representative Global Industry Classification Standard (“GICS”) sector and that provide diversification across all major sectors of the domestic equity market, as defined by GICS. The stock selection process for the Index begins by identifying all U.S. dividend paying stocks with a market capitalization of $1 billion and above (the “investable universe”). The process then is to place each stock within the investable universe into its appropriate GICS industry sector. Each stock within each of the GICS sectors would be ranked by its dividend yield—highest dividend yield to lowest dividend yield. The final step is to select the top dividend yielding stocks by sector in an amount proportional to each sector’s market capitalization weighting, thus creating an equally weighted portfolio of stocks. In other words, if the Fund’s portfolio would hold 50 stocks that are "equally-weighted", each of the 50 stocks would represent a 2.00% individual allocation of the Fund's total assets. The weight of a particular stock is allowed to deviate between “rebalances,” depending on a securities relative appreciation/depreciation, until the next rebalance of the Fund’s portfolio, at which time it is brought back into line to its representative "equal-weight" (2.00%). The Fund expects to rebalance its portfolio on a quarterly basis.

If the change to the Fund’s investment objective is approved by shareholders, the Fund would change from an enhanced index fund to an actively-managed fund. To achieve the proposed investment objective, ZCM would use a strategy to select stocks that is similar to how Dow Jones and Company selects stocks for the Equity Income 100 Index. However, ZCM would employ additional screens using its proprietary quantitative research strategy (“QRS”) to select stocks that ZCM believes offer opportunity for superior returns. Therefore, if the proposed change is approved, the Fund likely would hold fewer stocks in its portfolio than it typically does under its current objective, but likely would hold many of the same stocks.

If the proposed investment objective is approved by shareholders, the Fund primarily will invest its net assets, plus any borrowing for investment purposes, in domestic equity securities, normally common stocks. The Fund will be classified as a diversified Fund. However, the Fund may have a concentration in the Financial Sector (i.e., greater than 25% of the Fund’s assets invested in this Sector). The majority of assets will be invested in domestic equity securities and some American Depository Receipts. The Fund may also invest a limited portion of its assets in

•	certain cash, cash equivalents or certain short-term, fixed income securities;

•	exchange-traded index futures contracts and index options, including futures contracts and options;

•	subject to regulatory limitations, exchange-traded funds and in options on such exchange-traded funds.

In all cases, investments in securities that do not qualify as domestic equity securities will equal in the aggregate less than 20% of the Fund’s assets. The benchmark for the Fund will continue to be the Dow Jones Equity Income 100 Index .

Name Change. In connection with the change to the Fund’s investment objective and strategy, the name of the Fund will also be changed to the Equity Income Fund.

Risk Factors. The risk profile of the portfolio will not change substantially under the proposed investment objective. However, since the Fund no longer will seek to replicate the performance of the Dow Jones Equity Income 100 Index, the Fund’s performance likely will deviate from that of the Index, and we will not monitor any tracking error between the correlation of the Fund’s performance compared to that of the Index. Also, given the more actively managed investment strategy that the Advisor will use to achieve the proposed new investment objective, the Fund will be more greatly exposed to stock selection risk than has been the case in the past. The Advisor’s strategy for selecting common stocks for purchase under the new investment strategy will depend on the ability of the Advisor to select stocks that demonstrate income production, long-term capital appreciation and growth. Under this new investment strategy, the Fund will be subject to the risk that the Advisor’s stock selections may not achieve the desired long-term capital appreciation and growth, or may even decline in value. Common stocks tend to be more volatile than many other investment choices.

Portfolio Rebalancing. If the change in the Equity Income Fund’s investment objective is approved by shareholders, the Fund’s portfolio will be rebalanced so that the 100 stocks currently included in the Fund’s portfolio will be reduced to approximately 50 stocks in a manner such that the Fund will meet its new investment objective.  This initial rebalancing is expected to occur during the first quarter following the change in the Fund’s investment objective. The initial rebalancing may result in the recognition of significant capital gains that would result in taxable distributions to shareholders. Shareholders of the Fund should consult their own tax advisors regarding the potential tax consequences to them, including the specific federal, state and local tax consequences.

Portfolio Management. Donald J. Nesbitt, Brian K. Andrew and Mikhail I. Alkhazov will continue to manage the portfolio of the Fund if the proposal is approved by shareholders of the Fund.

Board Approval and Recommendation

In considering recommending approval of the proposed change in the investment objective, the Board of Directors considered the experience and track record of personnel of the Advisor in managing investment portfolios under a strategy similar to that proposed for use under the Fund’s proposed new investment objective. In addition to serving as investment advisor to the Funds, ZCM also manages $3.4 billion in assets that in addition to the assets of the Funds include other separately-managed accounts of institutional clients, such as corporate pension plans, senior living organizations, hospitals, schools, religious organizations, endowments and foundations. ZCM uses its proprietary quantitative research investment strategy for some of these separately-managed accounts that is nearly identical to the investment strategy that is being proposed for the Equity Income Fund. The Board reviewed performance information of the Equity Income Fund, the Index, and a composite of all the aforementioned separate accounts managed by ZCM that have investment objectives, policies and strategies that are substantially similar to those that are being proposed for the Equity Income Fund (the “Ziegler Value Equity Income Style Composite”).

The table below shows the annual total returns and annualized returns for Class A Shares of the Equity Income Fund (which represents returns based upon the Fund’s current investment objective and strategy) and compares them to the Ziegler Value Equity Income Style Composite (Gross) and the Dow Jones Equity Income 100 Index for the periods indicated in the table. SHAREHOLDERS SHOULD NOTE THAT THE PERFORMANCE INFORMATION FOR THE ZIEGLER VALUE EQUITY INCOME STYLE COMPOSITE REPRESENTS THE HISTORICAL PERFORMANCE FOR THE SEPARATELY-MANAGED ACCOUNTS THAT COMPRISE THE COMPOSITE, AND THAT SUCH PERFORMANCE INFORMATION IS NOT THE HISTORICAL PERFORMANCE OF THE EQUITY INCOME FUND AND IS NOT INDICATIVE OF HOW THE EQUITY INCOME FUND WILL PERFORM IN THE FUTURE. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS.

North Track Dow Jones Equity Income 100 Plus Fund and Related Ziegler Value Equity Income Style Composite Performance Information

Product	Product Inception	Annual Returns		Annualized Returns
		2005	2006	4/1/05 to 12/31/06	8/1/04 to 12/31/06
North Track Dow Jones Equity Income 100 Plus Fund, Class A NAV*	4/1/2005	N/A	21.71	12.17	N/A

Ziegler Value Equity Income Style Composite (Gross)**	8/1/2004	6.89	23.04	16.59	16.89

Dow Jones Equity Income 100 Index*	N/A	1.42	24.44	15.43	15.59

*
The performance information for the Equity Income Fund and the Index in the table above has been calculated in accordance with method used by the United States Securities and Exchange Commission (“SEC”).

**
The performance information for the Ziegler Value Equity Income Style Composite has been calculated using the methodology suggested by the Association for Investment Management and Research (“AIMR”) and consistent with the Global Investment Performance Standards (“GIPS”), which methodology differs from the method used by the SEC. Performance results for the Ziegler Value Equity Income Style Composite (“Gross”) are gross of all fees and expenses, regardless of their nature, incurred by the separately-managed accounts that comprise the composite. The expense structures for the separately-managed accounts that comprise the composite are lower than the expense structure of the Fund. Use of the Equity Income Fund’s expense structure in calculating the performance of the composite would lower the composite’s performance results. In addition, the separately-managed accounts comprising the composite are not subject to the investment limitations, diversification requirements and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code, which if applicable, may have adversely affected the performance results of the composite.

Overall, the Board found persuasive the Advisor’s statistical information showing that its proprietary quantitative research strategy historically has selected better performing stocks within the dividend universe and has provided greater opportunity for superior returns than under the current investment strategy. The Board of Directors, therefore, concluded that this strategy is among the Advisor’s core competencies and that its experience with this strategy has demonstrated superior performance relative to the Fund’s current strategy.

In addition, the Board believes that the opportunity for superior returns will be more attractive to the investing public, and potentially could lead to a growth in assets that would help the Fund achieve efficiencies of scale and potentially reduce its operating expense ratio to more attractive levels. The Board also considered management’s assurance that the construction of the Fund’s investment portfolio under this new investment strategy will not substantially change the overall risk profile of the portfolio. Also, while the new investment strategy will increase the Fund’s portfolio’s turnover, because the Fund will own only approximately one-half as many securities under its new strategy as its presently owns and will be rebalanced only quarterly, the Advisor expects that the Fund will have a lower portfolio turnover rate than most other actively managed peer group funds. The Board considered as a positive the fact that the investment management fee for the Fund would not change, notwithstanding the transition to a more actively managed investment strategy. At the same time, the Board noted that the proposed new investment objective and the profile of the investment portfolio expected to be maintained by the Fund under this new objective are sufficiently similar to its current objective and portfolio construction to assure that the Fund generally will continue to be appropriate for existing shareholders.

Based on these considerations, the Board believes that the change offers shareholders of the Fund a better value and a better investment over the long term than the current investment objective. There of course can be no assurance that the Fund will be able to achieve its modified investment objective if this Proposal 3 is approved by shareholders. The Board unanimously recommends that shareholders of the Equity Income Fund vote “FOR” the proposed change in the Fund’s investment objective.

PROPOSAL 4 - OTHER BUSINESS

The Board is not aware of any other matters that will come before the Special Meeting. However, if any other business should come before the Special Meeting, your proxy, if signed and returned, will give discretionary authority to the persons designated in it to vote according to their best judgment on such matters.

OTHER INFORMATION

Share Ownership

As of January 16, 2007 no person was known to North Track to be the “beneficial owner” of more than 5% of the outstanding shares of North Track’s common stock, of any of the Funds or of any Class of shares of any Fund, except as reflected in the table below:

Holder	Class	Percentage of Class Owned	Percentage of Fund Owned

S&P 100 Index Fund:

Angela A. Rupcich and Ken Kaminski Trustees FBO Angela A. Rupcich Marital Trust 18181 Old Pelican Bay Drive Fort Myers Beach, FL 33931-2356 (beneficial holder)	C	6.0%	*

MG Trust Company Customer FBO Drumbeat Digital LLC 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	7.0%	*

Holder	Class	Percentage of Class Owned	Percentage of Fund Owned

MG Trust Co. FBO People’s Bank 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	12.6%	*

MG Trust Co. FBO Bay Ridge Decision Technologies 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	12.8%	*

MG Trust Co. FBO Dynamic Staffing Network 401(k) 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	15.8%	*

MG Trust Co. FBO WOW Distributing Co., Inc. 401(k) 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	49.5%	*

NYSE Arca Tech 100 Index Fund:

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122 (record holder)	A	28.0%	19.4%

North Track Strategic Allocation Fund 215 North Main Street West Bend, WI 53095-3348 (beneficial holder)	F	100.0%	5.9%

MG Trust Co. FBO Peavey Electronics Corporation Prof 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	15.9%	*

MG Trust Co. FBO People’s Bank 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	16.2%	*

Holder	Class	Percentage of Class Owned	Percentage of Fund Owned

MG Trust Co. FBO RAPT 401(k) Plan 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	16.3%	*

MG Trust Co. FBO WOW Distributing Co., Inc. 401(k) 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	25.3%	*

Dow Jones Equity Income 100 Plus Fund:

Todd Morgan 841 N. Genesee Woods Dr. Oconomowoc, WI 53066	C	7.2%	1.2%

MG Trust Co. FBO OL’ Drop Tyne, Inc. 401(k) P/S Plan 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	34.3%	*

MG Trust Co. FBO People’s Bank 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	64.0%	*

Dow Jones U.S. Health Care 100 Plus Fund:

Mitra & Co. c/o M&I Trust 1000 North Water Street Milwaukee, WI 53202 (record holder)	A	5.4%	2.0%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122 (record holder)	A	6.3%	2.3%

Angela A. Rupcich and Ken Kaminski Trustees FBO Angela A. Rupcich Marital Trust 18181 Old Pelican Bay Drive Fort Myers Beach, FL 33931-2356 (beneficial holder)	C	6.6%	1.0%

Holder	Class	Percentage of Class Owned	Percentage of Fund Owned

North Track Strategic Allocation Fund 215 North Main Street West Bend, WI 53095-3348 (beneficial holder)	F	100.0%	32.6%

MG Trust Co. FBO J. Scott Moffitt DDS, PLLC 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	5.1%	*

MG Trust Co. FBO OL’ Drop Tyne, Inc. 401(k) P/S Plan 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	12.0%	*

MG Trust Co. FBO WOW Distributing, Co. 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	18.9%	*

MG Trust Co. FBO Appletree Consulting, Inc. 401(k) plan 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	27.4%	*

MG Trust Co. FBO People’s Bank 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	36.5%	*

Dow Jones U.S. Financial 100 Plus Fund:

Mitra & Co. c/o M&I Trust 1000 North Water Street Milwaukee, WI 53202 (record holder)	A	5.5%	1.9%

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attn: Mutual Funds 101 Montgomery St. San Francisco, CA 94104-4122 (record holder)	A	7.0%	2.5%

Holder	Class	Percentage of Class Owned	Percentage of Fund Owned

North Track Strategic Allocation Fund 215 North Main Street West Bend, WI 53095-3348 (beneficial holder)	F	100.0%	34.0%

MG Trust Co. FBO WOW Distributing, Co. 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	11.4%	*

MG Trust Co. FBO OL’ Drop Tyne, Inc. 401(k) P/S Plan 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	12.7%	*

MG Trust Co. FBO People’s Bank 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	45.5%	*

Strategic Allocation Fund:

MG Trust Co. FBO WOW Distributing, Co. 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	6.6%	*

MG Trust Co. FBO People’s Bank 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	93.2%	*

Geneva Growth Fund:

Prudential Investment Management Service FBO Mutual Fund Clients 100 Mulberry Street 3 Gateway Center Floor 11 Mail Stop NJ 05-11-20 Newark, NJ 07102 (record holder)	A	22.1%	18.1%

Holder	Class	Percentage of Class Owned	Percentage of Fund Owned

Charles Schwab & Co. Inc. Special Custody Account FBO Customers Attention: Mutual Funds 101 Montgomery Street San Francisco, CA 94101-4122 (record holder)	A	29.6%	24.2%

MG Trust Co. FBO McKerley & Noonan PC 401(k) P/S Plan 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	5.0%	*

MG Trust Co. FBO Connecticut Packaging Materials, Inc. 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	5.7%	*

MG Trust Company Customer FBO Peavey Electronics Corporation Prof 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	27.6%	*

MG Trust Co. FBO WOW Distributing, Co. 700 17th Street Suite 300 Denver, CO 80202 (record holder)	R	36.2%	*

Wisconsin Tax-Exempt Fund:

Pension Financial Services, Inc. FBO 18992604 1700 Pacific Ave. Suite 1400 Dallas, TX 75201	B	5.3%	*

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998 (record holder)	B	8.5%	*

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-9998 (record holder)	B	14.7%	*

Holder	Class	Percentage of Class Owned	Percentage of Fund Owned

Cash Reserve Fund:

Pershing as Agent-Omnibus Account for Exclusive Benefit of BCZ Customers Procash 15th Floor 1 Pershing Plz Jersey City, NY 07399 (record holder)	X	96.4%	70.8%

Vincent J. Bettwy and Theresa M. Bettwy JTWROS 629 Sprankle Ave. Lakemont Altoona, PA 16602-0000 (beneficial holder)	B	6.9%	*

MCB Trust Services Customer FBO The Planning Consortium 401(k) P/S 700 17th Street Suite 300 Denver, CO 80202 (record holder)	C	20.2%	*

MCB Trust Services Customer FBO Rainbow Acupunture 401(k) P/S Plan 700 17th Street Suite 300 Denver, CO 80202 (record holder)	C	17.7%	*

PFPC Cust IRA FBO Richard M. Myhers 210 Gilbert Ave. Eau Claire, WI 54701-3909 (beneficial holder)	C	11.7%	*

Miller & Thompson Forwarding Inc. Profit Sharing Plan FBO Gene Olstad 5625 W. Abbott Greenfield, WI 53220 (beneficial holder)	C	9.5%	*

John Spielman and Marie A. Koehler JTWROS 1991 Stanich Ct. Maplewood, MN 55109-0000 (beneficial holder)	C	8.0%	*

PFPC Trust Co. Customer IRA FBO Patricia A. Hamm 3125 S. Stonegate Cir. Apt. 208 New Berlin, WI 53151-4573 (beneficial holder)	C	5.2%	*

Holder	Class	Percentage of Class Owned	Percentage of Fund Owned

Reliance Trust Company 3300 Northeast Expy Bldg 1 Suite 200 Atlanta, GA 30341 record holder	Y	45.3%	11.6%

Marshall and Ilsley Trust Company N O Maril and Co. 11270 West Park Place Suite 100 Milwaukee, WI 53224 (record holder)	Y	22.4%	5.7%

Union Bank of California Attn Jane Bailey Mail Code S-225 530 B Street San Diego, CA 92101 (record holder)	Y	14.4%	3.7%

Ziegler Healthcare Real Estate Fund II, LLC 215 N. Main St. West Bend, WI 53095-3348 (record holder)	Y	6.6%	1.7%

Ziegler Healthcare Real Estate Fund I, LLC 215 N. Main St. West Bend, WI 53095-3348 (record holder)	Y	5.9%	1.5%

* Less than 1%.

As of January 16, 2007, the officers and directors of North Track as a group owned less than 1% of the outstanding shares of each Fund, and of each class of each Fund.

Shareholder Meetings

North Track is organized as a Maryland corporation, and as such is not required to hold annual meetings of shareholders. North Track’s Bylaws provide that North Track is not required to hold annual meetings of shareholders in any year in which the election of directors, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of North Track or of any of its portfolio series under the Investment Company Act. Meetings of shareholders of the Funds will be held when and as determined necessary by the Board of Directors of North Track and in accordance with the Investment Company Act.

Shareholder Proposals

Shareholders of any Fund wishing to submit proposals for inclusion in a Proxy Statement for any future shareholder meetings should send their written proposals to the Assistant Secretary of North Track at 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 within a reasonable amount of time prior to such meeting. The Board does not presently anticipate holding any other meetings for the Funds in 2007.

Address of Investment Advisor, Sub-Advisor and Distributor

The principal offices of North Track’s investment advisor, Ziegler Capital Management, LLC, and distributor, B.C. Ziegler and Company, are located at 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The principal offices for Geneva Capital Management Ltd., the sub-advisor to the Geneva Growth Fund, are located at 250 East Wisconsin Avenue, Suite 1050, Milwaukee, Wisconsin 53202.

Annual Report Delivery

North Track will furnish, free of charge, a copy of the Funds’ 2006 Annual Report to any shareholder upon request. Contact North Track at: North Track Funds, Inc., 250 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 or call 1-800-826-4600.

Delivery of Documents to Security Holders Sharing an Address

North Track may deliver a single Proxy Statement to persons who have a common address and who have effectively consented to such delivery. This form of delivery is referred to as “householding.” If you are a shareholder residing at an address to which one copy of the Proxy Statement was delivered, you may request an additional copy of the Proxy Statement, which we will deliver promptly upon request. You may request additional copies of this Proxy Statement by calling North Track at 1-800-826-4600 or by writing to North Track at the address provided above.

If you would like to assist North Track in controlling its printing and mailing costs, you may consent to householding, or you may revoke your consent to householding, by writing North Track, c/o PFPC Inc., P.O. Box 9796, Providence, Rhode Island 02940, or by calling 1-800-826-4600.

YOUR VOTE IS IMPORTANT

YOU MAY VOTE IN ONE OF THREE WAYS

Vote by Internet

www.proxyweb.com
24 hours a day / 7 days a week

Instructions: Read the accompanying Proxy Statement. Have your control number located on your proxy card available. Log on to www.proxyweb.com, enter your 14-digit control number and follow the simple instructions at the website to cast your vote.

Vote by Telephone

1-888-697-0697 via touch tone phone
toll-free 24 hours a day/7 days a week

Instructions: Read the accompanying Proxy Statement. Call toll-free 1-888-697-0697. You will be asked to enter the 14-digit control number located on the enclosed proxy card. Follow the simple recorded instructions using the proxy card as a guide.
Vote by Proxy Card The proxy card is enclosed with postage-free return envelope Instructions: Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

NOTE: If you voted by internet or telephone, there is no need to mail back your proxy card.

ANNEX A

NORTH TRACK FUNDS, INC.

INVESTMENT ADVISORY AGREEMENT

This INVESTMENT ADVISORY AGREEMENT is made as of the ___ day of __________, 2007, by and between NORTH TRACK FUNDS, INC. (the “Company”), a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company, and ZIEGLER CAPITAL MANAGEMENT, LLC, a Wisconsin limited liability company (the “Advisor”).

WITNESSETH:

In consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

1.  In General

The Company hereby appoints the Advisor to act as investment advisor with respect to each series of its common stock listed on Exhibit A attached hereto. Each series is referred to herein as a “Fund,” and collectively as the “Funds.” The Advisor agrees to provide professional investment management with respect to the investment of the assets of each Fund and to supervise and arrange the purchase and sale of securities held in the portfolio of each Fund. The Advisor may engage, on behalf of any Fund, the services of a Sub-Advisor, subject to any limitations imposed by the 1940 Act. It is understood that the Company may create one or more additional series of shares and that, if it does so, this Agreement may be amended to include additional series under the terms of this Agreement.

2.  Duties and Obligations of the Advisor with Respect to the Funds

(a)  Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Directors of the Company, the Advisor shall:

1.  Decide what portfolio securities shall be purchased or sold by each Fund and when; and

2.  Arrange for the purchase and the sale of securities held in the portfolio of each Fund by placing purchase and sale orders for each Fund.

(b)  Any purchases or sales of portfolio securities on behalf of each Fund shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the 1940 Act and of any rules or regulations in force thereunder; (2) any other applicable provisions of law; (3) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (4) any policies and determinations of the Board of Directors of the Company; and (5) the fundamental policies of the applicable Fund, as reflected in its registration statement under the 1940 Act, or as amended by the shareholders of such Fund.

(c)  The Advisor shall give each Fund the benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties (“disabling conduct”) hereunder on the part of the Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Advisor) the Advisor shall not be subject to liability to the Company or to any shareholder of a Fund for any act or omission in the course of, or connected with rendering services hereunder, including without limitation, any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement related, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Company shall indemnify the Advisor (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Advisor) from any liability arising from the Advisor’s conduct under this Agreement to the extent permitted by the Company’s Articles of Incorporation, By-Laws and applicable law.

(d)  Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the 1940 Act) of the Advisor from acting as investment advisor or manager and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the advisor or any such affiliated person from buying, selling or trading any securities for its or their own accounts or the accounts of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Company under this Agreement.

(e)  It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Company’s Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein.

3.  Broker-Dealer Relationships

In connection with its duties set forth in Section 2(a)(ii) of this Agreement to arrange for the purchase and the sale of securities held by each Fund by placing purchase and sale orders for the Funds, the Advisor and/or any Sub-Advisor shall select such broker-dealers (“brokers”) and shall, in the Advisor’s or Sub-Advisor’s judgment, implement the policy of the applicable Fund to achieve “best execution,” i.e., prompt and efficient execution at the most favorable securities’ price. In making such selection, the Advisor and/or Sub-Advisor is also authorized to consider whether the broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor or Sub-Advisor. The commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor and/or Sub-Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor’s or the Sub-Advisor’s overall responsibilities as to the accounts as to which it exercises investment discretion. The Advisor and/or Sub-Advisor shall use its judgment in determining that the amount of commissions paid are reasonable in relation to the value of brokerage and research services provided and need not place or attempt to place a specific dollar value on such services or on the portion of commission rates reflecting such services. To demonstrate that such determinations were in good faith, and to show the overall reasonableness of commissions paid, the Advisor and/or Sub-Advisor shall be prepared to show that commissions paid (i) were for purposes contemplated by this Agreement; (ii) provide lawful and appropriate assistance to the Advisor and/or Sub-Advisor in the performance of its decision-making responsibilities; and (iii) were within a reasonable range as compared to the rates charged by qualified brokers to other institutional investors as such rates may become known from available information. The Company recognizes that, on any particular transaction, a higher than usual commission may be paid due to the difficulty of the transaction in question.

4.  Allocation of Expenses

The Advisor agrees that it will furnish the Company, at the Advisor’s expense, with all office space and facilities, and equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Advisor will also pay all compensation of all Directors, officers and employees of the Company who are affiliated persons of the Advisor. All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Company, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Funds’ administrator, custodian, shareholder servicing or transfer agent and accounting and/or pricing services agent; (vii) expenses incident to the issuance of its shares, including stock certificates and issuance of shares on the payment of, or reinvestment of, dividends; (viii) fees and expenses incident to the registration under federal or state securities laws of the Funds or their shares; (ix) expenses of preparing, printing and mailing reports and notices, proxy material and prospectuses to shareholders of the Funds; (x) all other expenses incidental to holding meetings of the Funds’ shareholders; (xi) dues or assessments of or contributions to the Investment Company Institute or any successor or other industry association; (xii) such non-recurring expenses as may arise, including litigation affecting the Company and the legal obligations which the Company may have to indemnify its officers and Directors with respect thereto; and (xiii) all expenses which the Company or a Fund agrees to bear in any distribution agreement or in any plan adopted by the Company and/or a Fund pursuant to Rule 12b-1 under the 1940 Act.

5.  Compensation of the Advisor

The Company agrees to pay the Advisor, out of the assets of the relevant Fund, and the Advisor agrees to accept as full compensation for all services rendered by the Advisor as such, an annual management fee, payable monthly and computed on the value of the average daily net asset value of the relevant Fund as shown on Exhibit A attached hereto.

6.  Duration and Termination

(a)  This Agreement shall go into effect as to each Fund on the date set forth on Exhibit A attached hereto and shall, unless terminated as hereinafter provided, continue in effect for a period of two years and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by: (i) the vote of a majority of the Board of Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party case in person at a meeting called for the purpose of voting on such approval; and (ii) either by a vote of a majority of the Board of Directors or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of such Fund.

(b)  This Agreement may be terminated by the Advisor with respect to a Fund at any time without penalty upon giving the Company sixty (60) days’ written notice (which notice may be waived by the Fund) and may be terminated by the Company with respect to a Fund at any time without penalty upon giving the Advisor sixty (60) days’ written notice (which notice may be waived by the Advisor), provided that such termination by the Company shall be directed or approved by the vote of a majority of all of its Directors in office at the time or by the vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of such Fund. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by duly authorized persons and their seals to be hereunto affixed, all as of the date first above written.

NORTH TRACK FUNDS, INC.

By:
[Name],
[Title]

ZIEGLER CAPITAL MANAGEMENT, LLC

By:
[Name],
[Title]

EXHIBIT A

NORTH TRACK FUNDS, INC.

INVESTMENT ADVISORY MANAGEMENT FEES

Fund Name	Effective Date	Management Fee
S&P 100 Plus Fund	_______, 2007
The management fee for this Fund, calculated in accordance with paragraph 5 of this Agreement, shall be at an annual rate of 0.575 of 1% of the average daily net assets of the Fund up to $20 million, 0.45 of 1% on the next $30 million, 0.40 of 1% on the next $50 million, 0.35 of 1% on the next $400 million and 0.30 of 1% on assets over $500 million

NYSE Arca Tech 100 Index Fund	_______, 2007
The management fee for this Fund, calculated in accordance with paragraph 5 of this Agreement, shall be at an annual rate of 0.50 of 1% of the first $50 million of the average daily net assets of the Fund, 0.30 of 1% of the next $200 million in net assets, 0.25 of 1% of the next $250 million in net assets, and 0.20 of 1% of net assets in excess of $500 million.

Equity Income Fund	_______, 2007
The management fee for this Fund, calculated in accordance with paragraph 5 of this Agreement, shall be at an annual rate of 0.55 of 1% on the first $100 million in average daily assets, 0.50 of 1% on the next $400 million in average daily assets and 0.45 of 1% on average daily assets in excess of $500 million.

Dow Jones U.S. Health Care 100 Plus Fund	_______, 2007
The management fee for this Fund, calculated in accordance with paragraph 5 of this Agreement, shall be at an annual rate of 0.55 of 1% of the first $100 million of the average daily net assets of the Fund, 0.50 of 1% on the next $400 million of average daily net assets and 0.45 of 1% on average daily net assets in excess of $500 million.

Dow Jones U.S. Financial 100 Plus Fund	_______, 2007
The management fee for this Fund, calculated in accordance with paragraph 5 of this Agreement, shall be at an annual rate of 0.55 of 1% of the first $100 million of the average daily net assets of the Fund, 0.50 of 1% on the next $400 million of average daily net assets and 0.45 of 1% on average daily net assets in excess of $500 million.

Strategic Allocation Fund	_______, 2007	The management fee for this Fund, calculated in accordance with paragraph 5 of this Agreement, shall be at an annual rate of 0.10 of 1% of the average daily net assets of the Fund.

Geneva Growth Fund	_______, 2007
The management fee for this Fund, calculated in accordance with paragraph 5 of this Agreement, shall be at an annual rate of 0.75 of 1% of the first $250 million of the average daily net assets of the Fund, 0.70% of the next $250 million in net assets, and 0.65 of 1% on average daily net assets in excess of $500 million.

Wisconsin Tax-Exempt Fund	_______, 2007
The management fee for this Fund, calculated in accordance with paragraph 5 of this Agreement, shall be at an annual rate of 0.50 of 1% of the first $250 million of the average daily net assets of the Fund and 0.40 of 1% on average daily net assets in excess of $250 million.

Cash Reserve Fund	_______, 2007	The management fee for this Fund, calculated in accordance with paragraph 5 of this Agreement, shall be at an annual rate of 0.20 of 1% of the Fund’s average daily net assets.

ANNEX B

NORTH TRACK FUNDS, INC.

SUB-ADVISORY AGREEMENT

THIS SUB-ADVISORY AGREEMENT (this “Agreement”) is made as of the ___ day of __________, 2007, by and among NORTH TRACK FUNDS, INC., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company (the “Company”), ZIEGLER CAPITAL MANAGEMENT, LLC, a Wisconsin limited liability company (the “Adviser”), and GENEVA CAPITAL MANAGEMENT LTD., a Wisconsin corporation (the “Sub-Adviser”).

WITNESSETH

For good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and among the parties hereto as follows:

1. In General

The Sub-Adviser agrees, as more fully set forth herein, to act as Sub-Adviser to the Geneva Growth Fund (the “Fund”), a series of the Company, with respect to the investment and reinvestment of the assets of the Fund. The Sub-Adviser agrees to supervise and arrange the purchase of securities and the sale of securities held in the investment portfolio of the Fund.

2. Duties and Obligations of the Sub-Adviser with Respect to the Fund

(a)  Subject to the succeeding provisions of this section and subject to the oversight and review of the Adviser and the direction and control of the Board of Directors of the Fund, the Sub-Adviser shall:

1.  Determine what portfolio securities shall be purchased or sold by Fund;

2.  Arrange for the purchase and the sale of securities held in the portfolio of the Fund; and

3.  Provide the Adviser and the Board of Directors of the Company with such reports as may reasonably be requested in connection with the discharge of the foregoing responsibilities and the discharge of the Adviser’s responsibilities under its Investment Advisory Agreement with the Company and those of B.C. Ziegler and Company (the “Distributor”) under its Distribution Agreement with the Company.

(b)  Any investment purchases or sales made by the Sub-Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by: (1) the provisions of the 1940 Act and of any rules or regulations in force thereunder; and (2) the provisions of the Articles of Incorporation and By-Laws of the Company as amended from time to time; (3) any policies and determinations of the Board of Directors of the Company; and (4) the fundamental policies of the Fund, as reflected in the Fund’s registration statement (or post-effective amendments thereto) under the 1940 Act and the Securities Act of 1933 (including the Fund’s current Prospectus and Statement of Additional Information), or as amended by the shareholders of the Fund; provided that copies of the items referred to in clauses (2), (3) and (4) shall have been furnished to the Sub-Adviser.

(c)  The Sub-Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties (“disabling conduct”) hereunder on the part of the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, including without limitation any error of judgment or mistake of law or for any loss suffered by any of them in connection with the matters to which this Agreement relates, except to the extent specified in Section 36(b) of the 1940 Act concerning loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services. Except for such disabling conduct, the Fund shall indemnify the Sub-Adviser (and its officers, directors, agents, employees, controlling persons, shareholders and any other person or entity affiliated with the Sub-Adviser) against any liability arising from the Sub-Adviser’s conduct under this Agreement to the extent permitted by the Company’s Articles of Incorporation, By-Laws and applicable law.

(d)  Nothing in this Agreement shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment advisor or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement or under the 1940 Act. It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Fund’s Registration Statement under the Act and the Securities Act of 1933 (and will be indemnified by the Fund for claims related thereto), except for information supplied by the Sub-Adviser for inclusion therein. The Sub-Adviser shall be deemed to be an independent contractor and, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

(e)  In connection with its duties to arrange for the purchase and sale of the Fund’s portfolio securities, the Sub-Adviser shall follow the principles set forth in any investment advisory agreement in effect from time to time between the Fund and the Adviser, provided that a copy of any such agreement shall have been provided to the Sub-Adviser. The Sub-Adviser will promptly communicate to the Adviser and to the officers and the Directors of the Fund such information relating to portfolio transactions as they may reasonably request.

3.  Allocation of Expenses

The Sub-Adviser agrees that it will furnish the Fund, at the Sub-Adviser’s expense, with all office space and facilities, equipment and clerical personnel that the Sub-Adviser reasonably deems necessary for carrying out its duties under this Agreement. Such office space, facilities, equipment and personnel may be used by the Sub-Adviser for its services to other clients. The Sub-Adviser will also pay all compensation of those of the Company’s officers and employees, if any, and of those Directors, if any, who in each case are affiliated persons of the Sub-Adviser.

4.  Certain Records

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 under the 1940 Act which are prepared or maintained by the Sub-Adviser on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund or the Adviser on request.

5.  Reference to the Sub-Adviser

Neither the Fund nor the Adviser or any affiliate or agent thereof shall make reference to or use the name of the Sub-Adviser or any of its affiliates in any advertising or promotional materials without the prior approval of the Sub-Adviser, which approval shall not be unreasonably withheld.

6.  Compensation of the Sub-Adviser

The Adviser agrees to pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation for all services rendered by the Sub-Adviser as such, a management fee as specified on Exhibit A.

7.  Duration and Termination

(a)  This Agreement shall go into effect on the date hereof. This Agreement shall, unless terminated as hereinafter provided, continue in effect for a period of two years, and thereafter from year to year, but only so long as such continuance is specifically approved at least annually by a majority of the Company’s Board of Directors, or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and, in either case, a majority of the Directors who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party cast in person at a meeting called for the purpose of voting on such approval.

(b)  This Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Company and the Adviser sixty (60) days’ written notice (which notice may be waived by the Company and the Adviser) and may be terminated by the Company or the Adviser at any time without penalty upon giving the Sub-Adviser sixty (60) days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Company shall be directed or approved by the vote of a majority of all of its Directors in office at the time or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the voting securities of the Fund. This Agreement shall automatically terminate in the event of its “assignment” (as defined in the 1940 Act). This Agreement will also automatically terminate in the event that the Investment Advisory Agreement by and between the Company and the Adviser is terminated for any reason.

IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereto affixed, all as of the day and year first above written.

NORTH TRACK FUNDS, INC.

By:
[Name],
[Title]

ZIEGLER CAPITAL MANAGEMENT, LLC

By:
[Name],
[Title]

GENEVA CAPITAL MANAGEMENT LTD.

By:
[Name],
[Title]

EXHIBIT A

NORTH TRACK FUNDS, INC.

GENEVA CAPITAL MANAGEMENT LTD.

SUB-ADVISORY MANAGEMENT FEE

Geneva Growth Fund

Management Fee: computed daily and paid monthly at the annual rate of 0.375% on the Fund’s first $250 million of average daily net assets, 0.350% on the next $250 million of average daily net assets and 0.325% on average daily net assets in excess of $500 million.

ANNEX C

EXCERPT FROM FUNDS’ ANNUAL REPORT TO SHAREHOLDERS FOR ITS
FISCAL YEAR ENDED OCTOBER 31, 2006

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

The Investment Company Act of 1940 (the “Act”) requires that the Funds’ investment advisory agreements (“Advisory Agreements”) be approved annually by a vote of a majority of the Board of Directors of North Track Funds, Inc. (the “Funds”), including a majority of the Directors who are not parties to the Advisory Agreements or “interested persons” of the Funds as that term is defined in the Act (the “Independent Directors”). At its meeting on September 28, 2006, the Board of Directors of the Funds, including all of the Independent Directors, voted unanimously to renew the existing Advisory Agreements between the Funds and Ziegler Capital Management, LLC (the “Advisor”) for each of the series of the Funds (each series is sometimes referred to as a “Fund” in this section). The Board also unanimously approved the Subadvisory Agreement between the Funds, the Advisor and Geneva Capital Management, Ltd. (the “Sub-Advisor”) with respect to the Geneva Growth Fund. The Advisor and the Sub- Advisor are referred to collectively as the “Advisors.”

The Board’s approval was based on its consideration and evaluation of a variety of factors, including: (1) the nature, extent and quality of the services provided by the Advisors; (2) the performance of each Fund in comparison to its benchmark index and a peer group of mutual funds; (3) the management fees and total operating expenses of each Fund, including comparative information with respect to a peer group of mutual funds; (4) the extent to which economies of scale may be realized as a Fund grows; and (5) whether fee levels reflect any potential economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board, consisting of each of the Independent Directors, met on June 22 and September 27, 2006, and the full Board met on June 23 and September 28, 2006, to consider information relevant to the renewal process. The Contracts Committee and the full Board are referred to collectively as the “Board” in this section.

The Independent Directors also retained the services of Dover Financial Research as a consultant to assist them in the compilation and organization of relevant information in connection with the contract review process. This information included a statistical comparison of the advisory fees, total operating expenses, and performance of each Fund in to a peer group of comparable mutual funds; information as to Fund sales and redemptions; information prepared by Fund management as to the costs of services provided to each Fund; fees charged pursuant to the Advisory Agreements; fees waived or reimbursed; fee breakpoints; and information regarding the types of services furnished to the Funds, the personnel providing the services, and resources of the Advisors.

In addition, in connection with each of its regular quarterly meetings during the year, the Board received extensive information on the performance of each of the Funds, including absolute performance and relative performance rankings of each Fund in comparison to its benchmark index and its Morningstar comparison group. The Contracts Committee also received an independent analysis of the Advisor’s profitability prepared by Management Practice, Inc.

The Contracts Committee also received and reviewed extensive information from the Advisors with respect to their organizations, investment philosophies, portfolio managers and other personnel, and facilities, as well as a copy of each of the Advisors’ Form ADV filings with the Securities and Exchange Commission.

Throughout the process, the Independent Directors were represented by their independent counsel and also utilized the services of Fund counsel, including a memorandum from Fund counsel summarizing their responsibilities under the Act in reviewing and approving the Advisory Agreements.

Nature, Extent, and Quality of Services Provided by the Advisors

At each of the Board’s regular quarterly meetings during 2006, management presented information describing the services furnished to the Funds by the Advisors and reported on the investment management, portfolio trading, and compliance with applicable investment restrictions and limitations of the Funds. The Board also reviewed information as to the portfolio trading costs of the Funds and the Advisors’ use of “soft dollars” as permitted pursuant to section 28(e) of the Securities Exchange Act of 1934. The Board considered biographical information for each of the portfolio managers, other relevant management personnel, and the history, organization, resources, and regulatory history of each of the Advisors. The Board concluded that the Advisors were well qualified; provided services comparable to those provided by advisors generally to similar mutual funds; that the nature and extent of services provided by the Advisors were appropriate for the investment objectives and programs of each of the Funds; that the quality of services was acceptable; and that the Advisors have appropriate and sufficient knowledge and experience to manage the Funds.

Performance of the Funds

The Board received reports at each of its quarterly meetings from the Advisor’s Chief Investment Officer and a representative of the Sub-Advisor, including each Fund’s investment performance before and after expenses and its relative performance to a benchmark index and Morningstar peer group. In connection with the annual contract renewal process, the Board also reviewed extensive performance information for each of the Funds in relationship to fund comparison groups provided by Lipper. The Board reviewed performance of each Fund over 1, 3, 5, and 10 year periods (or the life of the Fund, if shorter). While investment performance varied from Fund to Fund and over the various time periods, several of the Funds reported performances that were competitive with their Lipper peer groups and others indicated a performance below management’s and the Board’s expectations. With respect to the latter Funds, management of the Advisor reported that the Advisor had undertaken a comprehensive examination of alternatives to improve performance and expected to recommend corrective actions early in the next fiscal year.

Cost of Services and Profitability to the Advisors

The Board considered both the contractual and effective advisory fees for each of the Funds. The Advisor is currently providing expense waivers or reimbursements for several of the Funds. Five of the Funds had effective advisory fees that ranked in the median quintile or better of their Lipper comparison groups. Three of the Funds had effective advisory fees that were higher than the median quintile, with effective advisory fees ranging from one to 10 basis points above the median of their Lipper comparison group. The Board considered the Advisor’s commitment to waive a portion of its advisory fee with respect to the latter Fund. The Board concluded that the advisory fees were reasonable in light of the services provided. With respect to profitability, the Independent Directors had the benefit of an independent analysis prepared by a consultant, Management Practice, Inc. The analysis indicated that while the profitability of the advisory contracts to the Advisor were somewhat above the levels reported by publicly held investment management companies, the overall level of profitability on its services to the Funds was significantly below the comparison group. The Board also reviewed profitability information for the Sub- Advisor with respect to its management of the Geneva Growth Fund. The Board believed that the profitability of the Advisory Agreements to the Advisors was within a reasonable range.

Economies of Scale

The Board considered whether economies of scale might be realized as a Fund’s assets increase. The potential for such economies was believed to differ, depending on the nature of the Fund, with such economies being more likely in index Funds. The Board also considered that, with the exception of the Geneva Growth Fund, the Funds experienced net redemptions or only minimal growth in 2006. The Funds have established breakpoints that provide for reduced advisory fees as a Fund’s asset levels increase. The Funds’ breakpoints generally begin at asset levels lower than those of funds in their comparison groups, with the breakpoints for a number of the Funds beginning at the lowest asset level of the funds within their group. One Fund, the Strategic Allocation Fund, does not have breakpoints, but it benefits from the breakpoints in the underlying Funds in which it invests. The Board concluded that, at current asset levels, any economies of scale that may result from increased Fund assets are shared reasonably for the benefit of investors.

NORTH TRACK FUNDS, INC.

PROXY

FOR SPECIAL MEETING OF SHAREHOLDERS ON APRIL 30, 2007
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Brian K. Andrew and Caroline M. Probst, or either of them, proxy, with full power of substitution, to represent and vote, as designated below, all shares of stock the undersigned is entitled to vote at the Special Meeting of Shareholders of North Track Funds, Inc., to be held at the offices of North Track, 250 East Wisconsin Avenue, 20th Floor, Milwaukee, Wisconsin, at 9 a.m., local time, on April 30, 2007, or at any adjournment thereof, with respect to the matters set forth below and described in the accompanying Notice of Special Meeting and Proxy Statement, receipt of which is hereby acknowledged.

VOTE VIA THE INTERNET: www.proxyweb.com VOTE VIA THE TELEPHONE: 1-888-697-0697
Control Number:

DATED: _______________, 2007

(Please sign exactly as name appears at left)

(If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

* * * * * * * * * * * * * * * * * *
When properly signed, shares represented by this proxy will be voted as directed by the shareholder.

Please mark your votes as indicated below

☒

IF NO DIRECTION IS SUPPLIED, THE PROXY WILL BE VOTED FOR EACH PROPOSAL

Proposal 1.	Approval of the new advisory agreement with Ziegler Capital Management, LLC (You may only vote shares of the Funds you held as of the Record Date)	FOR	AGAINST	ABSTAIN
	S&P 100 Index Fund	☐	☐	☐
	NYSE Arca Tech 100 Index Fund	☐	☐	☐
	Dow Jones Equity Income 100 Plus Fund	☐	☐	☐
	Dow Jones U.S. Health Care 100 Plus Fund	☐	☐	☐
	Dow Jones U.S. Financial 100 Plus Fund	☐	☐	☐
	Strategic Allocation Fund	☐	☐	☐
	Geneva Growth Fund	☐	☐	☐
	Wisconsin Tax-Exempt Fund	☐	☐	☐
	Cash Reserve Fund	☐	☐	☐

Proposal 2.	Approval of the new sub-advisory agreement with Geneva Capital Management Ltd. (Geneva Growth Fund Shareholders Only)	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 3.	Proposal to change the investment objective of the Dow Jones Equity Income 100 Plus Fund (Dow Jones Equity Income 100 Plus Fund Shareholders Only)	FOR ☐	AGAINST ☐	ABSTAIN ☐

Proposal 4.	In their discretion, the proxies are authorized to vote upon such other business as may come before the Special Meeting.